UGOVOR O POSLOVNOJ SARADNJI

Zaključen dana 22.02.2024. godine između:

1. **HELBIZ DOO Beograd-Novi Beograd**, sa registrovanim sedištem na adresi Milutina Milankovića 9ž, Beograd, Republika Srbija, matični broj: 21465445, PIB: 111339665 (u daljem tekstu „**Pružalac usluga**"), koga zastupa direktor Katarina Cvetković

i

2. **EVERLI S.P.A**, sa registrovanim sedištem na adresi Via D'Aragona Ludovico 11, CAP 20132, Milano, Republika Italija, PIB: 04297730238 (u daljem tekstu „**Naručilac usluga**"), koje zastupa direktor Jonathan Hannestad.

U daljem tekstu, Pružalac usluga i Naručilac usluga mogu biti pojedinačno označeni kao „**Ugovorna strana**", a zajedno kao „**Ugovorne strane**".

Imajući u vidu interese Ugovornih strana i potrebu za uspostavljanjem poslovne saradnje i izvršenje posla od strane Pružaoca usluge, Ugovorne strane zaključuju ovaj Ugovor o poslovnoj saradnji (u daljem tekstu „**Ugovor**") i saglasne su o sledećem:

PREDMET UGOVORA
Član 1.

Predmet ovog Ugovora je pružanje usluga od strane Pružaoca usluga za potrebe Naručioca usluga, kao i regulisanje međusobnih prava i obaveza u vezi sa pružanjem usluga.

Pružalac usluga će pružati usluge:
- razvoja softvera, što uključuje, ali se ne ograničava na istraživanje, razvoj, programiranje, dizajn, testiranje i konfigurisanje razvijenog softvera, testiranje, otkrivanje i rešavanje problema

AGREEMENT ON BUSINESS COOPERATION

Concluded on 22nd of February 2024 by and between:

1. **HELBIZ DOO Beograd-Novi Beograd**, with registered seat at 9ž Milutina Milankovića Street, Belgrade, Republic of Serbia, ID number: 21465445, TIN: 111339665 (hereinafter referred to as the "**Contractor**"), represented by Katarina Cvetkovic, Director

and

2. **EVERLI S.P.A**, with registered seat at Via D'Aragona Ludovico 11, CAP 20132, Milano, Republic of Italy, TIN: 04297730238 (hereinafter referred to as the "**Company**"), represented by Jonathan Hannestad, Director.

Hereinafter, the Contractor and the Company may be individually referred to as the "**Contracting Party**" and together as the "**Contracting Parties**".

Having in mind the interests of the Contracting Parties and the need to establish business cooperation and performance of work by the Contractor, the Contracting Parties conclude this Agreement on Business Cooperation (hereinafter the "**Agreement**") and agree as follows:

SUBJECT MATTER OF THE AGREEMENT
Article 1

The subject matter of this Agreement is the provision of services by the Contractor for the needs of the Company, as well as the regulation of mutual rights and obligations related to the provision of services.

The Contractor shall provide:
- software development services, including but not limited to research, development, programming, design, testing and configuration of the developed software, testing, detection, and resolution of

tokom operativnog procesa programiranja, ažuriranje softverskog proizvoda i/ili usluge podrške na redovnoj ili periodičnoj osnovi, kao i

- **usluge pripremanja za izlazak na berzu**, što uključuje, ali se ne ograničava na snimanje postojećih tehničkih procesa i evaluaciju spremnosti, pripremanje strategije i akcionog plana, kao i operativno sprovođenje i prilagođavanje istog (u daljem tekstu „**Usluge**").

Tim koji će pružati Usluge u skladu sa ovim Ugovorom biće sastavljen od zaposlenih na neodređeno vreme kod Pružaoca usluga i biće predvođen od strane Nemanje Stančića koji je tehnički direktor Pružaoca usluga.

OBAVEZE PRUŽAOCA USLUGE
Član 2.

Pružalac usluge se obavezuje da:

- poverene poslove izvrši savesno, blagovremeno i u skladu sa pravilima struke;
- pruža Usluge angažovanjem kvalifikovanih lica sa potrebnim iskustvom za pružanje Usluga;
- odmah po nalogu Naručioca posla pristupi otklanjanju uočenih nedostataka i propusta u obavljanju posla;
- redovno, bez odlaganja, obaveštava Naručioca usluge o svim aspektima pružanja Usluga koje utiču na rad i poslovanje Naručioca usluge.

Pružalac usluge izjavljuje i garantuje da:

- može da pruži Usluge i da ispuni svoje obaveze preuzete ovim Ugovorom;

problems during the operational process of programming, updating the software product and/or support services on a regular or periodic basis as well as

- **services for preparing for an Initial Public Offering (IPO)**, including but not limited to monitoring of existing technical processes and readiness evaluation, development of strategy and action plan, as well as the operational implementation and adjustment thereof (hereinafter referred to as the "**Services**").

The team that will provide the Services in accordance with this Agreement shall be comprised of the Contractor's full time employes and will be led by Nemanja Stancic who is the Technical Director of the Contractor.

OBLIGATIONS OF CONTRACTOR
Article 2

The Contractor undertakes to:

- perform the entrusted tasks conscientiously, in a timely manner and in accordance with the rules of the profession;
- provides the Services by hiring qualified people with the necessary experience to provide the Services;
- eliminate any omission in the performance of the work immediately upon the order of the Company;
- regularly, without delay, informs the Company about all aspects of the Services' provision that affect the work and business of the Company.

The Contractor declares and warrants that:

- it can provide the Services and fulfill its obligations under the Agreement;
- it possesses the knowledge, technology, and know-how necessary

- poseduje znanje, tehnologiju i know-how potreban da blagovremeno pruži Usluge visokog kvaliteta;

- je u potpunosti odgovoran za kvalitet i adekvatnost pruženih Usluge u skladu sa potrebama Naručioca usluge.

to provide the high-quality Services in a timely manner;

- it is fully responsible for the quality and adequacy of the Services provided in accordance with the needs of the Company.

OBAVEZE NARUČIOCA USLUGE
Član 3.

Naručilac usluge se obavezuje da:

- blagovremeno isplaćuje naknadu za pružene Usluge;
- blagovremeno obaveštava Pružaoca usluga dostavljajući pisane zahteve i neophodne informacije za izvršenje posla.

Ugovorne strane se obavezuju da u cilju realizacije ovog Ugovora sarađuju i prema dobrim poslovnim običajima međusobno dostavljaju informacije i potrebnu dokumentaciju.

OBLIGATIONS OF THE COMPANY
Article 3

The Company is obliged to:

- timely pay the fee for the provided Services;
- timely inform the Contractor by submitting written requests and necessary information for the execution of the work.

The Contracting Parties undertake to cooperate for the purpose of implementing this Agreement and to provide each other with information and necessary documentation in accordance with good business practice.

NAKNADA
Član 4.

Naručilac usluga je dužan da plati inicijalnu naknadu za pružanje Usluga koje su predmet ovog Ugovora u iznosu od 200.000,00 evra (u daljem tekstu **„Inicijalna naknada"**).

Ugovorne strane su saglasne da je Naručilac usluga dužan da Pružaocu usluga plati Inicijalnu naknadu u roku od 5 dana od dana zaključenja ovog Ugovora, pri čemu je Pružalac usluga dužan da Naručiocu usluga dostavi fakturu za plaćanje Inicijalne naknade.

Za mesečno pružanje Usluga koje su predmet ovog Ugovora, Naručilac usluga je dužan da Pružaocu usluga plaća mesečnu

REMUNERATION
Article 4

The Company is obliged to pay the initial fee for provision of the Services which are subject matter of this Agreement in the amount of EUR 200,000.00 (hereinafter referred to as the **"Initial Fee"**).

The Contracting Parties agree that the Company is obliged to pay the Initial Fee to the Contractor within 5 days from the date of conclusion of this Agreement, whereby the Contractor is obliged to provide the Company with an invoice for payment of the Initial Fee.

For monthly provision of the Services which are subject matter of this Agreement, the Company is obliged to pay to the Contractor the monthly fee in the amount of EUR

naknadu u iznosu od 100.000,00 evra (u daljem tekstu **„Mesečna naknada"**).

100,000.00 EUR (hereinafter referred to as the **"Monthly Fee"**).

Ugovorne strane su saglasne da je Naručilac usluga dužan da Pružaocu usluga plaća Mesečnu naknadu najkasnije 3 dana pre završetka tekućeg meseca, pri čemu je Pružalac usluga dužan da Naručiocu usluga mesečno dostavlja fakture za plaćanje Mesečne naknade.

The Contracting Parties agree that the Company is obliged to pay the Monthly Fee to the Contractor no later than 3 days before the end of the current month, whereby the Contractor is obliged to monthly provide the Company with an invoice for payment of the Monthly Fee.

TRAJANJE UGOVORA
Član 5.

Ugovorne strane saglasno konstatuju da se Ugovor zaključuje na neodređeno vreme.

DURATION OF AGREEMENT
Article 5

The Contracting Parties agree that the Agreement is concluded for an indefinite period.

VIŠA SILA
Član 6.

Za potrebe ovog Ugovora, viša sila označava svaki događaj ili okolnost koji se pojavljuje nakon zaključenja Ugovora i koji je van razumne kontrole Ugovorne strane, koji sprečava ili odlaže ispunjenje obaveze Ugovorne strane ili ostvarivanje njenih prava prema ovom Ugovoru.

Takvi događaji obuhvataju: rat, građanski rat, zemljotres, požar, poplave, epidemiju, pandemiju, uvođenje vanrednog stanja.

Viša sila ne obuhvata:

- bilo koji događaj koji proistekne iz nemara ili voljnog delovanja Ugovorne strane ili njenih podizvođača, agenata ili zaposlenih,
- bilo koji događaj koji je Ugovorna strana razumno mogla da izbegne ili prevaziđe tokom izvršenja Usluga.

Ugovorna strana koja je pogođena slučajem više sile, preduzeće sve potrebne mere za otklanjanje nemogućnosti ispunjavanja svojih dužnosti u roku i obavestiće drugu Ugovornu stranu u pisanoj formi o tome što

FORCE MAJEURE
Article 6

For the purposes of this Agreement, force majeure means any event or circumstance that occurs after the conclusion of the Agreement and is beyond the reasonable control of the Contracting Party, which prevents or delays the fulfillment of the Contracting Party's obligation or exercise of its rights under this Agreement.

Such events include war, civil war, earthquake, fire, flood, epidemic, pandemic, state of emergency.

Force majeure does not include:

- any event arising out of the negligence or willful act of the Contracting Party or its subcontractors, agents, or employees;
- any event which the Contracting Party could reasonably have avoided or overcome during the performance of the Services.

The Contracting Party affected by a case of force majeure shall take all necessary measures to eliminate the inability to perform its duties on time and shall notify the other Contracting Party in writing as

je pre moguće, ali ne kasnije od 5 (pet) radnih dana nakon što se slučaj dogodio. Takođe, obavestiće drugu Ugovornu stranu nakon ponovnog uspostavljanja normalnih uslova u što kraćem roku, ali ne kasnije od 5 (pet) radnih dana nakon ponovnog uspostavljanja normalnih uslova.

soon as possible, but not later than 5 (five) working days after the case happened. It shall also notify the other Contracting Party after the re-establishment of normal conditions as soon as possible, but not later than 5 (five) working days after the re-establishment of normal conditions.

Ugovorna strana koja se poziva na slučaj više sile mora preduzeti sve potrebne mere da se ublaže posledice takvog događaja. Dokumenti, potvrđeni od strane nadležnih organa, koji dokazuju slučaj više sile dostavljaju se drugoj Ugovornoj strani u roku od 15 (petnaest) radnih dana od momenta kada se slučaj dogodio.

The Contracting Party invoking a case of force majeure must take all necessary measures to mitigate the consequences of such an event. Documents, certified by the competent authorities, proving the case of force majeure shall be delivered to the other Contracting Party within 15 (fifteen) working days from the moment when the case occurred.

Ako obaveštenje o početku i kraju događaja više sile nije u skladu sa navedenim rokovima i uslovima, Ugovorna strana nema pravo da se poziva na višu silu i neispunjavanje bilo koje od svojih obaveza smatra se kršenjem ovog Ugovora.

If the notification of the beginning and end of a force majeure event is not in accordance with the stated terms and conditions, the Contracting Party has no right to invoke force majeure and failure to fulfil any of its obligations shall be considered a violation of this Agreement.

Ukoliko slučaj više sile i/ili njeni efekti podrazumevaju suspenziju ovog Ugovora u trajanju od najmanje 3 (tri) meseca, Ugovorne strane će se u roku od 15 (petnaest) radnih dana dogovoriti o načinu na koji će se Ugovor dalje sprovoditi ili o njegovom raskidu.

If a case of force majeure and/or its effects imply the suspension of this Agreement for at least 3 (three) months, the Contracting Parties shall agree within 15 (fifteen) working days on the manner in which this Agreement will be further implemented or about its termination.

NAKNADA ŠTETE
Član 7.

Kada je jedna Ugovorna strana odgovorna za nekvalitetno ispunjenje/neispunjenje Ugovora, druga Ugovorna strana ima pravo na naknadu štete u skladu sa opštim pravilima o naknadi štete usled kršenja obaveza iz Ugovora.

Pružalac usluge je odgovoran za sve radnje i aktivnosti svojih predstavnika, uključujući, ali ne ograničavajući se na zaposlene, druga lica angažovana van radnog odnosa, kao i podizvođače koji su angažovani od strane Pružaoca usluge za izvršenje Usluga.

COMPENSATION FOR DAMAGES
Article 7

When the Contracting Party is liable for improper performance/non-performance of the Agreement, the other Contracting Party is entitled to compensation in accordance with the general rules on compensation for damage due to breach of obligations under the Agreement.

The Contractor is responsible for all actions and activities of its representatives, including, but not limited to employees, other persons engaged outside of an employment relationship, as well as subcontractors who are engaged by the Contractor to perform the Services.

PRESTANAK UGOVORA
Član 8.

Ovaj Ugovor može prestati u sledećim slučajevima:

a) uz saglasnost Ugovornih strana potpisivanjem sporazuma o raskidu Ugovora;

b) svaka Ugovorna strana može jednostrano raskinuti Ugovor nakon pisanog obaveštenja poslatog drugoj Ugovornoj strani ako druga Ugovorna strana ne ispunjava svoje obaveze iz Ugovora. Raskid Ugovora će stupiti na snagu danom kada obaveštenje o raskidu primi druga Ugovorna strana koja ne ispunjava obaveze;

c) svaka Ugovorna strana može jednostrano da raskine ovaj Ugovor bez obrazloženja uz ostavljanje roka od 30 dana od dana prijema pisanog obaveštenja o raskidu.

TERMINATION OF THE AGREEMENT
Article 8

This Agreement may be terminated in the following cases:

a) with the consent of the Contracting Parties by signing the agreement on termination of the Agreement;

b) either Contracting Party can unilaterally terminate the Agreement upon written notice sent to the other Contracting Party if the other Contracting Party does not fulfill its obligations from this Agreement. Termination of the Agreement shall enter into force on the day when the notice of termination is received by the other Contracting Party which is not fulfilling its obligations;

c) either Contracting Party may unilaterally terminate this Agreement without explanation, with a notice period of 30 days from the date of receipt of the written notice of termination.

SALVATORNA KLAUZULA
Član 9.

Ukoliko neki član ili deo ovog Ugovora postane nevažeći, nedozvoljen ili neprimenjiv, preostali članovi i dalje ostaju na snazi, osim ukoliko prethodno pomenuti član ili njegov deo sadrži bitne odredbe.

Ugovorne strane prihvataju da potpisivanjem aneksa zamene uklonjenu odredbu sa važećom koja odgovara komercijalnoj i ekonomskoj svrsi nevažeće, nedozvoljene ili neprimenjive odredbe.

SALVATORY CLAUSE
Article 9

If any Article or part of this Agreement becomes invalid, void or inapplicable, the remaining Articles shall remain in full force and effect, unless the said Article or its part contains material provisions.

The Contracting Parties agree to replace, by signing an annex, the provision removed with a valid one that corresponds to the commercial and economic purpose of an invalid, void or inapplicable provision.

POVERLJIVOST
Član 10.

CONFIDENTIALITY
Article 10

Pružalac usluge se obavezuje da tokom trajanja Ugovora i nakon njegovog prestanka, bez obzira na način prestanka, tretira sve informacije i dokumente koje dobije tokom njegovog trajanja kao poslovnu tajnu, i da ne otkriva takve informacije trećim licima bez prethodne izričite saglasnosti Naručioca usluge.

Pružalac usluge se obavezuje da postupa u dobroj veri i da čuva poslovnu tajnu u vezi sa svim poverljivim informacijama, uključujući, ali ne ograničavajući se na:

- cene Naručioca usluge;
- uslove poslovanja;
- pronalaske;
- inovacije;
- know-how (praktično znanje);
- poslovne strategije;
- programe;
- konfiguracione datoteke i podatke;
- marketinške planove;
- tehničku dokumentaciju;
- sve druge tehničke, komercijalne i poslovne informacije, odnosno informacije u vezi sa poslovanjem Naručioca usluge i razvojem softvera.

Pružalac usluge neće:

- otkriti bilo koju odredbu ovog Ugovora trećem licu, osim lica koja učestvuju u ispunjavanju Ugovora;
- koristiti informacije i dokumente dobijene za vreme trajanja Ugovora za druge svrhe osim onih koje se odnose na ispunjenje obaveza iz ovog Ugovora.

Pružalac usluge neće snositi odgovornost u slučaju otkrivanja informacija ako:

- je informacija učinjena dostupnom uz pisani pristanak Naručioca usluge;
- je dužan da otkrije informaciju u skladu sa važećim propisima.

Ako je Pružalac usluge dužan da saopšti poverljive informacije kako bi ispunio

The Contractor undertakes to treat all information and documents received during the duration of the Agreement and after its termination, regardless of the manner of its termination, as a business secret, as well as not to disclose such information to third parties without the prior express consent of the Company.

The Contractor undertakes to act in good faith and to keep business secret in relation to all confidential information, including, but without limiting to:

- prices of the Company;
- business conditions;
- inventions;
- innovation;
- know-how (practical knowledge);
- business strategies;
- programs;
- configuration files and data;
- marketing plans;
- technical documentation;
- all other technical, commercial, and business information, i.e. information related to the business of the Company and software development.

The Contractor will not:

- disclose any provision of this Agreement to a third party, other than persons participating in the performance of the Agreement;
- use the information and documents obtained during the term of the Agreement for purposes other than those related to the fulfillment of obligations from this Agreement.

The Contractor will not be liable in case of disclosure of information if:

- the information is made available with the written consent of the Company;
- it is obliged to disclose information in accordance with applicable regulations.

obaveze proistekle iz važećih propisa, dužan je da se konsultuje sa Primaocem usluge o obimu i obliku takvog saopštavanja, u meri u kojoj je to u konkretnoj situaciji moguće.

If the Contractor is obliged to disclose confidential information in order to fulfill the obligations arising from the applicable regulations, it is obliged to consult with the Company on the scope and form of such disclosure, to the extent possible in the specific situation.

PRAVA INTELEKTUALNE SVOJINE
Član 11.

Pružalac usluge ovim isključivo i trajno ustupa i prenosi na Naručioca usluge sva prava, svojinu i interes na svim pronalascima, originalnim autorskim delima, radovima razvoja softvera, unapređenjima softvera, idejama, otkrićima, autorskim pravima, pravima na zaštitu topografije, poluprovodničkih proizvoda i poslovnim tajnama (zajednički „**Prava intelektualne svojine**") koji su sačinjeni, nastali, razvijeni ili primenjeni od strane Pružaoca usluge (bilo samostalno ili zajedno sa drugim licima) tokom pružanja Usluga Naručiocu usluge ili koji su nastali kao rezultat pružanja Usluga.

Naručilac usluge je ovlašćen, bez obaveze bilo kakvih dodatnih plaćanja ili dodatnih odobrenja Pružaoca usluge i/ili trećih lica, i bez bilo kakvog ograničenja, da koristi, prerađuje, prilagođava, menja, izvrši dekompilaciju i/ili izvrši bilo koju drugu promenu na predmetu Prava intelektualne svojine ili njegovom delu, za bilo koju svrhu, i/ili da implementira i inkorporira taj predmet Prava intelektualne svojine ili njegov deo u drugi predmet Prava intelektualne svojine i/ili da sačinjava kopije i/ili da prenosi sva ova Prava intelektualne svojine na bilo koje treće lice.

Ugovorne strane su saglasne da je u naknadu za Usluge iz ovog Ugovora uključena bilo koja naknada za sticanje i upotrebu Prava intelektualne svojine od strane Naručioca usluge.

Na zahtev Naručioca usluge, Pružalac usluge će blagovremeno sačiniti bilo koja dodatna dokumenta potrebna za zaštitu prava koja Naručilac usluge ima na bilo kom Pravu

INTELLECTUAL PROPERTY RIGHTS
Article 11

The Contractor hereby exclusively and permanently assigns and transfers to the Company all rights, ownership and interest in all inventions, original copyrighted works, development of a software works, improvements of software, ideas, discoveries, copyrights, rights to protection of topography, semiconductor products and business secrets (jointly the "**Intellectual Property Rights**") which are made, created, developed or applied by the Contractor (either alone or together with other persons) during the provision of the Services for the Company or which have arisen as a result of the provision of the Services.

The Company is authorized, without obligation of any additional payments or additional approvals of the Contractor and/or third parties, and without any restriction, to use, process, adapt, change, decompile and/or make any other change on the subject of the Intellectual Property Rights or part thereof, for any purpose, and/or to implement and incorporate that subject of the Intellectual Property Rights or part thereof into another subject of the Intellectual Property Rights and/or to make copies and/or transfer all the Intellectual Property Rights to any third person.

The Contracting Parties agree that remuneration for the Services under this Agreement includes any fee for the acquisition and use of the Intellectual Property Rights by the Company.

At the request of the Company, the Contractor shall promptly prepare any additional documents necessary for the protection of the rights that the Company

intelektualne svojine ustupljenom u skladu sa ovim Ugovorom.

has over any pf the Intellectual Property Rights assigned in accordance with this Agreement.

Tokom ili nakon prestanka važenja ovog Ugovora, Pružalac usluge neće kopirati ili značajno reprodukovati za sebe ili za bilo koje treće lice bilo koji rezultat rada izvršenog za Naručioca usluge po osnovu ovog Ugovora, bez saglasnosti Naručioca usluge.

During or after the termination of this Agreement, the Contractor shall not copy or reproduce for itself or for any third party any result of the work performed for the Company under this Agreement, without consent of the Company.

ZAVRŠNE ODREDBE
Član 12.

Sve izmene i/ili dopune Ugovora vršiće se u formi aneksa koji je potpisan od strane zastupnika obe Ugovorne strane.

Na sve što nije regulisano ovim Ugovorom primenjuju se važeći propisi u Republici Srbiji.

Sve sporove u vezi sa izvršenjem Ugovora Ugovorne strane će pokušati da reše sporazumno.

Ukoliko se nastali spor ne može rešiti sporazumno, ugovara se nadležnost suda u Beogradu.

FINAL PROVISIONS
Article 12

All amendments and/or supplements to the Agreement shall be made in the form of an annex signed by the representatives of both Contracting Parties.

To everything not regulated by this Agreement the applicable regulations of the Republic of Serbia shall apply.

All disputes related to the execution of the Agreement shall be settled amicably by Contracting Parties.

If the dispute cannot be resolved by agreement, the Contracting Parties agree on jurisdiction of the court in Belgrade.

Član 13.

Ovaj Ugovor sačinjen je u dva (2) istovetna primerka, po jedan (1) za svaku Ugovornu stranu.

Ovaj Ugovor je sačinjen u formi dvojezičnog (srpsko-engleskog) dokumenta, pri čemu će u slučaju bilo kakvog neslaganja biti merodavna verzija na srpskom jeziku.

Article 13

This Agreement is made in two (2) identical copies, one (1) for each Contracting Party.

This Agreement is executed in form of bilingual (Serbian-English) document, whereby in case of any discrepancy the Serbian language version shall prevail.

Za Pružaoca usluge / For the Contractor:

Katarina Cvetković, direktor / Director

Za Naručioca usluge / For the Company:

Jonathan Hannestad, direktor / Director